Second Quarter 2022 Earnings Supplement Angel Oak Mortgage, Inc.

Important Notices 2 References in this presentation to “we,” “us,” “our,” “AOMR” and the “Company” refer to Angel Oak Mortgage, Inc., a Maryland corporation, its operating partnership and their respective subsidiaries; the term “Manager” refers to Falcons I, LLC, our external manager; the term “Angel Oak Capital” refers to Angel Oak Capital Advisors, LLC; the term “Angel Oak Mortgage Lending” refers collectively to Angel Oak Mortgage Solutions, Angel Oak Home Loans and Angel Oak Commercial Lending; the term “Angel Oak Mortgage Solutions” refers to Angel Oak Mortgage Solutions LLC; the term “Angel Oak Home Loans” refers to Angel Oak Home Loans LLC; the term “Angel Oak Commercial Lending” refers to Angel Oak Commercial Lending, LLC, Angel Oak Prime Bridge, Angel Oak Commercial Bridge and Cherrywood Mortgage; the term “Angel Oak Prime Bridge” refers to Angel Oak Prime Bridge, LLC; the term “Angel Oak Commercial Bridge” refers to Angel Oak Commercial Bridge, LLC; and the term “Cherrywood Mortgage” refers to Cherrywood Mortgage, LLC; the term “Angel Oak” refers collectively to Angel Oak Capital and its affiliates, including our Manager; and the term “AOMT” refers to Angel Oak Mortgage Trust I, LLC, Angel Oak’s securitization platform, including its subsidiaries and affiliates. This presentation has been prepared by the Company solely for your information and may not be reproduced or redistributed, in whole or in part, to any other person. The information contained in this presentation is provided to you as a summary as of the date of this presentation and is subject to change without notice. The Company does not undertake any obligation to update this presentation to reflect actual events, circumstances or changes in expectations. This presentation was prepared based upon information believed to be reliable. However, the Company does not make any representation or warranty with regard to the accuracy or completeness of the information herein and some of such information was obtained from published sources or other third parties without independent verification. This presentation contains certain forward-looking statements that are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of our investments. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or by the negative of these words and phrases or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Our ability to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of the COVID-19 pandemic on our business, financial results and performance. Although we believe that such forward-looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on future results and performance relative to those set forth in or implied by the related forward-looking statements, as well as on our business, financial condition, liquidity, results of operations and prospects, include, but are not limited to: (see next page): Angel Oak Mortgage, Inc.

Important Notices 3 • the impact of the ongoing COVID-19 pandemic; • the effects of adverse conditions or developments in the financial markets and the economy upon our ability to acquire non-QM loans sourced from Angel Oak’s proprietary mortgage lending platform, Angel Oak Mortgage Lending, and other target assets; • the level and volatility of prevailing interest rates and credit spreads; • changes in our industry, inflation, interest rates, the debt or equity markets, the general economy (or in specific regions) or the residential real estate finance and the real estate markets specifically; • changes in our business strategies or target assets; • general volatility of the markets in which we invest; • changes in the availability of attractive loan and other investment opportunities, including non-QM loans sourced from Angel Oak Mortgage Lending platforms; • the ability of our Manager to locate suitable investments for us, manage our portfolio, and implement our strategy; • our ability to obtain and maintain financing arrangements on favorable terms, or at all; • the adequacy of collateral securing our investments and a decline in the fair value of our investments; • the timing of cash flows, if any, from our investments; • our ability to profitably execute securitization transactions; • the operating performance, liquidity, and financial condition of borrowers; • increased rates of default and/or decreased recovery rates on our investments; • changes in prepayment rates on our investments; • the departure of any of the members of senior management of the Company, our Manager, or Angel Oak; • the availability of qualified personnel; • conflicts with Angel Oak, including our Manager, and its personnel, including our officers, and entities managed by Angel Oak; • events, contemplated or otherwise, such as acts of God, including hurricanes, earthquakes, and other natural disasters, including those resulting from global climate change, pandemics, acts of war or terrorism, escalation of military conflicts (such as the Russian invasion of Ukraine), and others that may cause unanticipated and uninsured performance declines, disruptions in markets, and/or losses to us or the owners and operators of the real estate securing our investments; • impact of and changes in governmental regulations, tax laws and rates, accounting principles and policies and similar matters; • the level of governmental involvement in the U.S. mortgage market; • future changes with respect to the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation in the mortgage market and related events, including the lack of certainty as to the future roles of these entities and the U.S. Government in the mortgage market and changes to legislation and regulations affecting these entities; • effects of hedging instruments on our target assets and our returns, and the degree to which our hedging strategies may or may not protect us from interest rate volatility; • our ability to make distributions to our stockholders in the future at the level contemplated by our stockholders or the market generally, or at all; • our ability to continue to qualify as a real estate investment trust for U.S. federal income tax purposes; and • our ability to maintain our exclusion from regulation as an investment company under the Investment Company Act of 1940, as amended. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management’s views only as of the date of this presentation. Actual results and performance may differ materially from those set forth in or implied by our forward-looking statements. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by applicable law, we assume no obligation, and do not intend to, update or otherwise revise any of our forward-looking statements, whether as a result of new information, future events or otherwise. Angel Oak Mortgage, Inc.

Q2 Highlights & Financial Results 4

Target approximately one securitization per quarter to lock in funding term and rates and provide capital for additional loan purchases Seek to consistently grow asset base of loans and securities to drive increasing returns Intend to declare quarterly dividends that balance shareholder income and long-term book value appreciation Effectively identify, assess, and act upon key opportunities and risks in appropriate markets AOMR is a business, not a trade – management will make key decisions in the best long-term interest of our shareholders The AOMR Model 5 Source and purchase high-quality, non-QM loans leveraging the infrastructure, scale, and expertise of Angel Oak ecosystem Loan Acquisition Securitization Financing Growing Book Value Quarterly Dividend Holistic Portfolio Management Long-Term Focus Angel Oak Mortgage, Inc. AOMR is committed to generating attractive risk-adjusted returns and long-term capital appreciation to seek to drive attractive total economic return to our shareholders

Q2 Financial Results 6 $0.90/shareDistributable Earnings1 Declared Q2 dividend of $0.45/shareDividend ($2.13)/shareGAAP Net Income $16.05/shareEconomic Book Value1 Q2: 23.13% Distributable Earnings ROAE1 $14.73/shareBook Value 1 See Appendix for definition and reconciliation to comparable GAAP metrics. Angel Oak Mortgage, Inc. KEY COMMENTARY • Purchased $257MM of loans in Q2 2022; $37MM purchased in Q3 through August 9, 2022 • Loans purchased by AOMR in July average a 6.9% coupon; recent Angel Oak Mortgage rate locks average a 7.6% coupon – these loans will be available for purchase in the AOMR portfolio in coming quarters • Book Value decline of (12.3%) versus Q1 2022, driven by unrealized mark-to-market losses on our whole loan, on-balance sheet securitization, and RMBS portfolios • Economic Book Value 1 (EBV) of $16.05/share versus Q1 2022 EBV of $17.61/share

Q2 FY22 Interest Income and Average Asset Balances 7 1 Displays Target Asset Balances and Income, which includes Residential Loans, Loans in Securitization Trust, RMBS, Commercial Loans, and CMBS, excludes $100k of other interest 2 Excludes Debt Issuance Costs Angel Oak Mortgage, Inc. $000s Interest Income / Expense Average Balance Implied Yield Interest Income / Expense Average Balance Implied Yield Interest Income Residential Loans 13,443$ 1,243,100$ 4.3% 11,981$ 1,108,704$ 4.3% Residential Loans in Securitization Trust 11,469 1,018,247 4.5% 10,418 881,294 4.7% Commercial Loans 345 20,387 6.8% 302 19,061 6.3% RMBS 4,191 400,403 4.2% 4,108 350,236 4.7% CMBS 172 9,159 7.5% 300 10,499 11.4% Total Interest Income1 29,621$ 27,109$ Interest Expense Notes Payable 7,305$ 1,079,482$ 2.7% 5,497$ 918,536$ 2.4% Non-Recourse Securitization Obligation 5,403 981,633 2.2% 4,583 837,504 2.2% Repurchase Facilities 286 92,598 1.2% 89 356,525 0.1% Total Interest Expense2 12,995$ 10,170$ Net Interest Margin 16,626$ 16,940$ Net Interest Margin as % of Income 56.1% 62.5% Q1 2022Q2 2022

Q2 Distributable Earnings 8 GAAP Net Income includes the impact of unrealized Gains/(Losses) due to mark-to-market valuations that do not impact Distributable Earnings ‒ When interest rates rise, the unrealized mark-to-market valuation of existing securities and loans will decline Angel Oak Mortgage, Inc. Note: Please see Appendix for Company’s definition of Distributable Earnings. June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Net income allocable to common stockholder(s) (52,148)$ 2,223$ (95,693)$ 11,706$ Adjustments: Net other-than-temporary credit impairment losses -- -- -- -- Net unrealized (gains) losses on derivatives 24,692 3,903 9,366 2,294 Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation 10,266 40,476 Net unrealized (gains) losses on residential loans 38,538 (4,062) 103,125 (6,954) Net unrealized (gains) losses on commercial loans 489 (123) 985 (265) Net unrealized (gains) losses on financial instruments at fair value -- - -- - (Gains) losses on extinguishment of debt -- -- -- -- Non-cash equity compensation expense 968 90 1,839 90 Incentive fee earned by the Manager -- -- -- -- Realized gains (losses) on terminations of interest rate swaps -- -- -- -- Total other non-recurring (gains) losses -- -- -- -- Distributable Earnings 22,805$ 2,031$ 60,098$ 6,871$ Three Months Ended (in thousands) Six Months Ended (in thousands)

Target Asset Growth 9 1 Displays Target Asset Balances as of quarter end, which includes Residential Loans, Loans in Securitization Trust, RMBS, Commercial Loans, and CMBS Angel Oak Mortgage, Inc. KEY COMMENTARY  Balance Sheet grew 19% from Q1 to Q2 as the business matures, in line with previous Quarter over Quarter growth  Residential Loans in Securitization Trust contracted from Q1 to Q2 due to prepayment activity in the loan pools Balance Sheet Composition1 ($ millions) 232 529 723 1,062 1104 1279 320 667 1078 983 229 723 622 486 491 923 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Commercial Loans & CMBS Residential Loans Loans in Securitization Trust RMBS 1,271 2,244 1,684 481 2,704 3,214

Book Value 10 KEY COMMENTARY • Book Value of $14.73 including impact of $0.45 dividend paid in May, down from $16.80 at end of Q1 • Q2 Book Value decrease driven by unrealized losses on mark-to-market on our whole loan, on-balance sheet securitization, and RMBS portfolios Angel Oak Mortgage, Inc.

Book Value 11 Economic Book Value marks the amortized cost liability balances of our Non-Recourse Financing Obligation Angel Oak Mortgage, Inc.

AOMR 2022-4 Securitization 12 KEY COMMENTARY • $184.7MM Securitization; Face Value of securities sold $159.1MM • Weighted average coupon of loans underlying portfolio of 5.22% • AOMR retained M1, B1, B2, B3, XS, and A-IO-S tranches • Average credit score: 725; Average Loan-to-Value (LTV): 75.1% 2022-4 Securitization Details as of Deal Date AOMR closed its fourth post-IPO securitization for $184.7MM with a 5.22% Weighted Average Coupon Angel Oak Mortgage, Inc. Class Total Balance Balance Sold Initial Coupon (%) Total Proceeds A1 127,107,000 127,107,000$ 4.650% $125,509,430 A2 15,889,000 15,889,000$ 4.650% $15,321,680 A3 16,073,000 16,073,000$ 4.650% $15,346,394 M1 10,254,000 4.745% B1 3,325,000 4.745% B2 5,081,000 4.745% B3 7,020,934 4.745% XS 184,749,934 0.082% A-IO-S 184,749,934 0.324% Total $184,749,934 $159,069,000 $156,177,505

Key Portfolio Statistics 13

Key Portfolio Statistics: Residential Loans 14 Residential Loans by Product RESIDENTIAL LOAN PORTFOLIO: Residential Loans represent individual loans awaiting securitization Total Fair Value: $1.3B Weighted Average Coupon: 4.7% Weighted Average LTV at Origination: 70.8% Weighted Average FICO Score at Loan Origination: 737 % of Loans 90+ Days Delinquent (based on Unpaid Principal Balance): 0.13% Residential Loan Geographic Diversification As of June 30, 2022. Angel Oak Mortgage, Inc. Residential Loan Portfolio Credit Score Distribution Residential Loan Portfolio Coupon Rate Distribution 0 100 200 300 400 500 # of L oa ns Credit Score 0 100 200 300 400 500 600 # of L oa ns Coupon Rate (%) 1 No state in “Other” represents more than a 3% concentration of the residential mortgage loans in our portfolio that we owned directly as of June 30, 2022

Key Portfolio Statistics: Loans in Securitization Trust 15 As of June 30, 2022. 1 No state in other represents more than a 3% in the underlying collateral Angel Oak Mortgage, Inc. Loans in Securitization Trust Geographic Diversification $000s AOMT 2021-4 AOMT 2021-7 AOMT 2022-1 Total / Weighted Average UPB of loans 206,347$ 324,546$ 493,597$ 1,024,490$ Number of loans 461 826 1,079 2,366 Weighted Average Loan Coupon 5.04% 4.74% 4.44% 4.66% Average Loan Amount 448$ 393$ 457$ 435$ Weighted Average LTV at loan origination and deal date 71% 69% 69% 69% Weighted Average Credit Score at loan origination and deal date 741 744 749 746 Current 3 month CPR 28.4% 24.1% 16.3% 21% 90+ Delinquency (as a % of UPB) 0.0% 0.0% 0.4% 0.2%

Key Portfolio Statistics: RMBS 16 RMBS PORTFOLIO: Our RMBS Portfolio represents the legacy retained tranches of securitizations that AOMR took part in before becoming a public company in June 2021 as well as any RMBS purchased in the secondary market. Total Fair Value: $923MM Weighted Average Coupon: 6.5% Weighted Average LTV: 72.6% 90 Day DLQ: 7.76% As of June 30, 2022. 1 No state in “Other” represents more than a 4% concentration of the underlying collateral; 2 As % of Original UPB Angel Oak Mortgage, Inc. RMBS Portfolio Geographic DiversificationRMBS Portfolio 90+ Day Delinquency Trend 2 RMBS Portfolio LTV Trend

Appendix 17

AOMR Investment Strategy 18Angel Oak Mortgage, Inc. ACQUIRE PREDOMINANTLY NON-QM LOANS SECURITIZE LOANS RETAIN PORTIONS OF SECURITIZATION REINVEST • Typically retain the bottom 4-10% of market value of the securitization • Retention of subordinated and interest- only tranches can drive higher returns without additional financial leverage • Borrowings against retained RMBS facilitated through repurchase agreements with Wall Street banks • Securitization enables us to: ‒ Secure term financing on a regular, programmatic basis ‒ Reduce cost of funding in many markets ‒ Replace largely mark-to-market financial leverage with term structural leverage • Non-QM loans offer an attractive risk- adjusted return in a growing market segment • Loans are held on financing lines with global money centers, community banks, and regional banks • Utilize structural term leverage from securitizations, portfolio returns, and loan financing facilities to purchase high quality non-QM loans • Utilize the breadth and depth of Angel Oak to act upon key market opportunities and risks Our acquisition, securitization, and reinvestment processes enable us to consistently deliver on our business model

# Illustrative Securitization Structure


Senior Bonds
(AAA, AA, A rating)
~85 - 90% of the deal
Mezzanine Bonds
(BBB, BB, B rating)
~5 - 10% of the deal
Junior Equity
(unrated)
Interest Only
~0 - 10% of the deal

## KEY CHARACTERISTICS

- Senior and mezzanine bonds receive a fixed coupon
- Junior bonds receive the net Weighted Average Coupon of collateral
- Interest-only tranches receive remaining excess spread between the collateral pool and the coupon on the senior, mezzanine, and junior bonds
  - This excess spread is sensitive to prepayments
- Bonds can typically be called after two to three years

- Angel Oak intends to retain bonds where it finds the best relative value, which may include Subordinated Bonds and Junior Equity (credit sensitive) and IO bonds (prepayment sensitive)
- Retaining these bonds creates a natural hedge in the portfolio as the B2 and B3 bonds tend to perform well in a faster prepayment environment, whereas the XS and AIOS interest only bonds tend to experience reduced cash flows

Angel Oak Mortgage, Inc.
19

Appendix: Q2 FY22 Income Statement (Unaudited) 20Angel Oak Mortgage, Inc.

Appendix: Consolidated Balance Sheet (Unaudited) 21Angel Oak Mortgage, Inc. June 30, 2022 December 31, 2021 ASSETS Residential mortgage loans - at fair value $ 1,279,341 $ 1,061,912 Residential mortgage loans in securitization trusts - at fair value 982,579 667,365 Commercial mortgage loans - at fair value 20,196 18,664 RMBS - at fair value 922,859 485,634 CMBS - at fair value 8,982 10,756 U.S. Treasury securities - at fair value - 249,999 Cash and cash equivalents 16,100 40,801 Restricted cash 5,776 11,508 Principal and interest receivable 43,030 25,984 Deferred Tax Asset 3,457 - Unrealized appreciation on TBAs and interest rate futures contracts - at fair value 594 2,428 Other assets 1,732 2,878 Total assets $ 3,284,646 $ 2,577,929 As of: (in thousands, except for per share data)

Appendix: Consolidated Balance Sheet Cont. (Unaudited) 22Angel Oak Mortgage, Inc. June 30, 2022 December 31, 2021 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Notes payable $ 1,102,101 $ 853,408 Non-recourse securitization obligation, collateralized by residential mortgage loans - at fair value 949,442 616,557 Securities sold under agreements to repurchase 128,365 609,251 Unrealized depreciation on TBAs and interest rate futures contracts - at fair value 8,258 728 Due to broker 720,405 - Accrued expenses 2,584 442 Accrued expenses payable to affiliate 1,539 1,425 Interest payable 2,663 1,283 Income taxes payable - 1,600 Management fee payable to affiliate 2,005 1,845 Total liabilities $ 2,917,362 $ 2,086,539 STOCKHOLDERS' EQUITY Series A preferred stock, $.01 par value, 12% cumulative, non-voting, 125 shares authorized, issued, and outstanding as of March 31, 2022 and December 31, 2021 101 101 Common stock, $0.01 par value. As of March 31, 2022: 350,000,000 shares authorized, 25,227,328 shares issued and outstanding. As of December 31, 2021: 350,000,000 shares authorized, 25,227,328 shares issued and outstanding. 249 252 Additional paid-in capital 472,356 476,510 Accumulated other comprehensive (loss) income 1,248 3,000 Retained (deficit) earnings (106,670) 11,527 Total stockholders' equity $ 367,284 $ 491,390 Total liabilities and stockholders' equity $ 3,284,646 $ 2,577,929 As of: (in thousands, except for per share data)

Appendix: Q2 FY22 GAAP Reconciliation of Distributable Earnings 23 Distributable Earnings is a non-GAAP measure and is defined as net income (loss) allocable to common stockholders as calculated in accordance with GAAP, excluding (1) unrealized gains and losses on our aggregate portfolio, (2) impairment losses, (3) extinguishment of debt, (4) non-cash equity compensation expense, (5) the incentive fee earned by our Manager, (6) realized gains or losses on swap terminations and (7) certain other nonrecurring gains or losses. We believe that the presentation of Distributable Earnings provides investors with a useful measure to facilitate comparisons of financial performance between our REIT peers but has important limitations. We believe Distributable Earnings as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings may not be comparable to similar measures presented by other REITs. Distributable Earnings Return on Average Equity is a non-GAAP measure and is defined as annual or annualized Distributable Earnings divided by average total stockholders’ equity. We believe that the presentation of Distributable Earnings Return on Average Equity provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers, but has important limitations. Additionally, we believe Distributable Earnings Return on Average Equity provides investors with additional detail on the Distributable Earnings generated by our invested equity capital. We believe Distributable Earnings Return on Average Equity as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings Return on Average Equity should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings Return on Average Equity may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings Return on Average Equity may not be comparable to similar measures presented by other REITs. Angel Oak Mortgage, Inc. June 30, 2022 June 30, 2021 Net income allocable to common stockholder(s) (52,148)$ 2,223$ Adjustments: Net unrealized (gains) losses on derivatives 24,692 3,903 Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation 10,266 Net unrealized (gains) losses on residential loans 38,538 (4,062) Net unrealized (gains) losses on commercial loans 489 (123) Non-cash equity compensation expense 968 90 Distributable Earnings 22,805$ 2,031$ Annualized Distributable Earnings Return on Average Equity Annualized Distributable Earnings 91,220$ 8,124$ Average total stockholder(s)' equity 394,362 334,503 Distributable Earnings Return on Average Equity 23.13% 2.43% Three Months Ended (in thousands)

Appendix: Q2 FY22 GAAP Reconciliation of Economic Book Value (Unaudited) 24 “Economic book value” is a non-GAAP financial measure of our financial position. To calculate our economic book value, the portions of our non-recourse financing obligation held at amortized cost are adjusted to fair value. These adjustments are also reflected in the table below in our end of period common stockholders’ equity. Management considers economic book value to provide investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for our legally held retained bonds, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for book value per common share or Stockholders’ Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies. Angel Oak Mortgage, Inc.